UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K
                                 ---------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 12, 2003


                           GLEN MANOR RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)



                     0-31757                        98-0233452
             (Commission File Number)  (IRS Employer Identification Number)



                            J. Dean Burden, President
                         5910 So. University Blvd. C-18
                                     Box 222
                        Greenwood Village, Colorado 80121
                      ------------------------------------
                    (Address of principal executive offices)


                                 (720-232-7296)
                                 -------------
              (Registrant's telephone number, including area code)

ITEM 1.  Changes in Control of Registrant

On May 19, 2003, pursuant to an Agreement ("Agreement") which closed on the date shares were delivered and transferred to J. Dean Burden (See Item 2 below), J. Dean Burden purchased 6,000,000 shares of the common voting shares of the Company's common stock from the largest shareholders in the Company. Under the terms of the Agreement, the Officers and Directors existing on the date of delivery of the purchase price and transfer of the shares Messrs. Michael Fisher and John Watson resigned as Directors of the Company being replaced by Albert Folsom. The 6,000,000 shares purchased by Mr. Burden represent 50.91% of the outstanding shares of common stock of the Company following the delivery and transfer of the shares. On November 30, 2003, Albert Folsom resigned as President and appointed J. Dean Burden as President and CEO. Mr. Folsom remains a director, CFO and Secretary of the Company.

ITEM 2.  Acquisition or Disposition of Assets

On December 4, 2003, the Company closed on the purchase of a working interest in a natural gas property in Texas which is being acquired for stock. The Board has authorized the issuance of 4,000,000 shares for the acquisition. The Seller of the interest in the Oil and Gas property is J. Dean Burden, President and Director. Mr. Burden did not vote on the acquisition. The well produces monthly income and is the first in a series of acquisitions the Company hopes to make in the oil and gas field. The terms of the purchase are set forth in the Assignment of Interest attached hereto as an exhibit and by reference incorporated herein. Upon issuance of the shares issuable under the Assignment of Interest, Mr. Burden will own 10,000,000 common shares representing 63.35% of the total issued and outstanding shares of the Company.

Glen Manor Resources, Inc. is a resources company with interests in mining and oil and gas.

ITEM 6.  Resignations Of Directors and Executive Officers

On November 30, 2003, the Board of Directors appointed J. Dean Burden as a director of the Registrant. Also on November 30, 2003, Mr. J. Dean Burden was appointed President and CEO and Mr. Albert Folsom was appointed Chief Financial Officer and Secretary Treasurer of the Registrant.

ITEM 7.  Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT           PAGE
NO.               NO.               DESCRIPTION

1                 4                 Agreement for Share Acquisition
2                 22                Assignment of Interest



Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.











Signature                                                     Date



Glen Manor Resources, Inc..


By: /s/J. Dean Burden                                  December 12, 2003
   -------------------------
Name: J. Dean Burden
Title:   President & CEO


By:/s/ Albert Folsom,                                   December 12, 2003
  --------------------------
Name: Albert Folsom
Title:   CFO and Secretary